Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture          Distribution Date:                     3/15/2004
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(i)      Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                 Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                 Total

(ii)     Amount of the distribution allocable to the interest
         on the Notes
             Class A Note Interest Requirement                       752,459.40
             Class B Note Interest Requirement                        76,354.95
             Class C Note Interest Requirement                       137,995.65
                 Total                                               966,810.00

         Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          0.89579
             Class B Note Interest Requirement                          1.09079
             Class C Note Interest Requirement                          1.53329

(iii)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         840,000,000
             Class B Note Principal Balance                          70,000,000
             Class C Note Principal Balance                          90,000,000

(iv)     Amount on deposit in Owner Trust Spread Account          10,000,000.00

(v)      Required Owner Trust Spread Account Amount               10,000,000.00


                                                 By:
                                                     -----------------------
                                                     Name:  Patricia M. Garvey
                                                     Title: Vice President

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